Exhibit 99.4
Management’s Discussion and Analysis of Financial Condition and Results of Operations of AMCI II Acquisition Corp. for the year ended December 31, 2022

Capitalized terms used but not defined herein have the meanings ascribed to them in LanzaTech Global, Inc.’s Current Report on Form 8-K/A. References in this section to the “Company,” “AMCI Acquisition Corp. II,” “AMCI,” “our,” “us” or “we” refer to AMCI Acquisition Corp. II prior to the consummation of the Business Combination. In connection with the consummation of the Business Combination, AMCI’s Class A common stock, par value $0.0001 per share (“Class A common stock”), and AMCI’s Class B common stock, par value $0.0001 per share (“Class B common stock”) were reclassified into a single class of common stock, par value $0.0001 per share, of LanzaTech. The following discussion and analysis of the Company’s financial condition and results of operations should be read in conjunction with the financial statements and the notes thereto contained elsewhere in this Annual Report on Form 10-K. Certain information contained in the discussion and analysis set forth below includes forward-looking statements that involve risks and uncertainties.
Overview
Prior to February 8, 2023, the Company was a blank check company. The Company was originally incorporated as a Delaware corporation on January 28, 2021. On the Closing Date, the Company consummated its Business Combination with Legacy LanzaTech.
The Business Combination is a subsequent event that occurred after the periods for which the financial information herein is presented. The Company’s financial statement presentation to be included in quarterly and annual filings with the Securities and Exchange Commission (“SEC”) on Forms 10-Q and 10-K with respect to periods subsequent to the Business Combination will include the consolidated financial statements of Legacy LanzaTech and its subsidiaries for periods prior to the completion of the Business Combination and of LanzaTech Global, Inc. for periods from and after the Closing Date. The financial information included in this “Management’s Discussion and Analysis of Financial Condition and Results of Operations” reflects the historical operations of AMCI, the legal acquirer, unless otherwise noted.
Our sponsor was AMCI Sponsor II LLC (the “Sponsor”).
Results of Operations
Our entire activity from inception up to December 31, 2022 was in preparation for our formation, the initial public offering, identifying the target for the Business Combination and consummating the Business Combination. We did not generate any operating revenues prior to the consummation of the Business Combination.
For the year ended December 31, 2022, we had a net loss of approximately $1.4 million, which consisted of approximately a $3.0 million gain from changes in fair value of derivative warrant liabilities, approximately $172,000 gain from extinguishment of deferred underwriting commissions on public shares and approximately $2.3 million of income from investments held in the trust account, partially offset by approximately $5.9 million in general and administrative expenses, $120,000 in general and administrative expenses - related party, approximately $246,000 in capital based tax expenses, approximately $200,000 in franchise tax expenses, and approximately $309,000 in income tax expenses.
For the period from January 28, 2021 (inception) through December 31, 2022, we had net income of approximately $47,000, which consisted of approximately a $1.9 million gain from changes in fair value of derivative warrant liabilities and approximately $6,000 of income from investments held in the trust account, partially offset by approximately $951,000 in general and administrative expenses, $50,000 in general and administrative expenses - related party, approximately $198,000 in capital base tax expenses, approximately $188,000 in franchise tax expenses, and approximately $476,000 in offering costs allocated to derivative warrant liabilities.

Liquidity and Capital Resources
As of December 31, 2022, we had approximately $7,000 in operating cash and a working capital deficit of approximately $5.9 million.
On January 29, 2021, the Sponsor agreed to loan the Company up to $300,000 to be used for a portion of the expenses of the initial public offering
Our liquidity needs up to December 31, 2022 have been satisfied through a contribution of $25,000 from the Sponsor to cover certain offering costs in exchange for the issuance of founder shares, and the Sponsor’s loan to the Company of up to $300,000 (the “Note”). In addition to the Note, the Sponsor also paid certain administrative expenses and offering costs on behalf of the Company. Subsequent to the initial public offering, net proceeds from the private sale of an aggregate of 3,500,000 warrants (the “private placement warrants”) to the Sponsor (the “private placement”) of $0.9 million were placed in the operating account for working capital purposes. In addition, in order to finance transaction costs in connection with a business combination, the Sponsor or an affiliate of the Sponsor, or certain of our officers and directors may, but were not obligated to, loan the Company funds as may be required on a non-interest basis (“Working Capital Loans”). On March 28, 2022, the Company entered into a noninterest-bearing Working Capital Loan with its Sponsor for the principal amount of up to $1.5 million. As of December 31, 2022 and 2021, there were no amounts outstanding under any Working Capital Loan.
In connection with the execution of the Merger Agreement, AMCI entered into subscription agreements (as amended on December 7, 2022, the “Initial Subscription Agreements”) with certain investors (the “Initial PIPE Investors”). AMCI entered into additional subscription agreements with certain institutional and accredited investors (the “PIPE Investors”) on October 8, 2022 (as amended on December 7, 2022) and February 6, 2022 (collectively, the “PIPE Subscription Agreements” and together with the subscription agreement between AMCI and ArcelorMittal, the “Subscription Agreements”). Pursuant to the Subscription Agreements, the PIPE Investors purchased an aggregate of 18,500,000 shares of common stock in a private placement at a price of $10.00 per share for an aggregate purchase price of $185 million (the “PIPE Investment”). Such aggregate number of shares and aggregate purchase price include 3,000,000 shares of common stock issued to ArcelorMittal pursuant to the AM SAFE with Legacy LanzaTech, as a result of which such PIPE Investor entered into a Subscription Agreement prior to the closing of the Business Combination. The PIPE Investment was consummated in connection with the consummation of the Business Combination. Upon closing of the Business Combination, the Company retained $153 million net of transaction expenses as working capital.
Upon closing of the Business Combination, the Company’s immediate sources of liquidity include cash generated from operations, accounts receivable, and existing credit facilities of LanzaTech. Based on the foregoing, management believes that the Company will have sufficient working capital and borrowing capacity to meet its needs through one year from this filing..
Management continues to evaluate the impact of the COVID-19 pandemic on the industry and has concluded that while it is reasonably possible that the virus could have a negative effect on our financial position, results of our operations and/or search for a target company, the specific impact is not readily determinable as of the date of the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Contractual Obligations
Registration Rights Agreement
In connection with the consummation of the Business Combination, AMCI and Legacy LanzaTech entered into a Registration Rights Agreement that AMCI, the Sponsor, certain stockholders of AMCI, Legacy LanzaTech, and certain stockholders of Legacy LanzaTech. Pursuant to the Registration Rights Agreement, we granted the parties thereto certain customary registration rights with respect to certain shares of common stock and warrants.
In addition, the Registration Rights Agreement provides that the Sponsor, then-holders of all outstanding shares of AMCI Class B common stock, and certain holders of shares of Legacy LanzaTech capital stock will be subject to certain restrictions on transfer with respect to their shares of common stock and LanzaTech warrants. Such restrictions will end (i) with respect to the Sponsor and the holders of AMCI Class B common stock, on the earlier of (a) the date that is one year following the closing of the Business Combination, (b) such date upon which the closing price per share of common stock equals or exceeds $12.00 per share for any 20 trading days within any 30 day trading period commencing at least 150 days after the closing of the Business Combination and (c) the date on which LanzaTech completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction after the Business Combination that results in all of LanzaTech’s stockholders having the right to exchange their shares of common stock for cash, securities or other property, and (ii) with respect to the holders of shares of Legacy LanzaTech capital stock, on the date that is six months following the closing of the Business Combination.
Underwriting Agreement
We granted the underwriters a 45-day option from the date of the underwriting agreement to purchase up to an additional 2,250,000 units to cover over-allotments, if any. On September 17, 2021, the over-allotment option expired unexercised, resulting in the forfeiture of 562,500 shares of Class B common stock.
The underwriters were paid an underwriting discount of 1%of the gross proceeds of the initial public offering, or $1,500,000. Additionally in connection with the initial public offering, the Company agreed to pay the underwriters a deferred underwriting discount of 3.5% of the gross proceeds, or $5,250,000, of the initial public offering upon the completion of our initial business combination. On September 29, 2022, Evercore Group L.L.C. (“Evercore”), the representative of the underwriters of our initial public offering, waived their deferred underwriting fee that accrued from its participation in our initial public offering. The Company recognized approximately $4.9 million of the commissions waiver as a reduction to additional paid-in capital in the statements of changes in stockholders’ deficit for the year ended December 31, 2022, as this portion represents an extinguishment of deferred underwriting commissions on public shares which was originally recognized in accumulated deficit. The remaining balance of approximately $172,000 is recognized as a gain from extinguishment of deferred underwriting commissions on public shares in the statements of operations, which represents the original amount expensed in the Company’s initial public offering.
On September 27, 2022 and September 29, 2022, the Company received notice and a formal letter, respectively, from Evercore, advising, among other things, that it had, among other things, (i) resigned from and ceased or refused to act in, its roles as co-placement agent, co-capital markets advisor and exclusive financial advisor to the Company in connection with the Business Combination and as underwriter in the Company’s initial public offering and (ii) waived its right to receive an aggregate of $13,050,000 in fees, all of which were contingent upon and payable upon the closing of the Business Combination, consisting of $500,000 for its role as co-placement agent, $7,500,000 for its role as exclusive financial advisor and $5,050,000 of deferred underwriting fees accrued from its participation in the Company’s initial public offering, as well as any expense reimbursements owed to it under those arrangements.
Administrative Service Fee
Subsequent to the closing of the initial public offering, we have agreed to pay our Sponsor $10,000 per month for office space and secretarial and administrative services provided to members of the management team. Upon completion of the initial business combination or our liquidation, we will cease paying these monthly fees. For the year ended December 31, 2022 and for the period from January 28 (inception) through December 31, 2021, we incurred $120,000 and $50,000 of such fees, respectively, which are included as general and administrative fees - related party on the accompanying statement of operations.
Critical Accounting Policies Prior to the Business Combination
This management’s discussion and analysis of our financial condition and results of operations is based on our financial statements, which have been prepared in accordance with U.S. GAAP. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities in our financial statements. On an ongoing basis, we evaluate our estimates and judgments, including those related to fair value of financial instruments and accrued expenses. We base our estimates on historical experience, known trends and events and various other factors that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions. We have identified the following as our critical accounting policies:
Class A Common Stock Shares Subject to Possible Redemption
We account for our Class A common stock subject to possible redemption in accordance with the guidance in ASC Topic 480, “Distinguishing Liabilities from Equity.” Class A common stock subject to mandatory redemption (if any) are classified as liability instruments and is measured at fair value. Conditionally redeemable Class A common stock (including Class A common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within our control) are classified as temporary equity. At all other times, Class A common stock are classified as stockholders’ equity. Our Class A common stock feature certain redemption rights that are considered to be outside of our control and subject to the occurrence of uncertain future events. Accordingly, as of the initial public offering, 15,000,000 shares of Class A common stock subject to possible redemption are presented at redemption value as temporary equity, outside of the stockholders’ equity section of our balance sheet.
Under ASC 480-10-S99, we have elected to recognize changes in the redemption value immediately as they occur and adjust the carrying value of the security to equal the redemption value at the end of the reporting period. This method would view the end of the reporting period as if it were also the redemption date of the security. Effective with the closing of the initial public offering, we recognized the accretion from initial book value to redemption amount, which resulted in charges against additional paid-in capital (to the extent available) and accumulated deficit.
Derivative Financial Instruments
We do not use derivative instruments to hedge exposures to cash flow, market, or foreign currency risks. We evaluate all of its financial instruments, including issued stock purchase warrants, to determine if such instruments are derivatives or contain features that qualify as embedded derivatives, pursuant to ASC 480 and FASB ASC Topic 815, “Derivatives and Hedging” (“ASC 815”). The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is re-assessed at the end of each reporting period.
The public warrants and the private placement warrants are recognized as derivative liabilities in accordance with ASC 815. Accordingly, we recognize the warrant instruments as liabilities at fair value and adjust the carrying value of the instruments to fair value at each reporting period until they are exercised. The initial fair value of the public warrants issued in connection with the initial public offering was estimated using a Monte-Carlo simulation model. The fair value of the public warrants as of December 31, 2022 and 2021 is based on observable listed prices for such warrants. The fair value of the private placement warrants as of December 31, 2022 and 2021 is determined using a Black-Scholes option pricing model. The determination of the fair value of the warrant liability may be subject to change as more current information becomes available and, accordingly, the actual results could differ significantly. Derivative warrant liabilities are classified as non-current liabilities as their liquidation is not reasonably expected to require the use of current assets or require the creation of current liabilities.
Net Income (Loss) Per Share of Common Stock
We comply with accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share.” Prior to the Business Combination, we had two classes of shares, which are referred to as Class A common stock and Class B common stock. Income and losses are shared pro rata between the two classes of shares. Net income (loss) per common share is calculated by dividing the net income (loss) by the weighted average shares of common stock outstanding for the respective period.
The calculation of diluted net income (loss) does not consider the effect of the warrants underlying the units sold in the initial public offering and the private placement warrants to purchase an aggregate of 11,000,000 warrants in the calculation of diluted income (loss) per share, because their exercise is contingent upon future events and their inclusion would be anti-dilutive under the treasury stock method. As a result, diluted net income (loss) per share is the same as basic net income (loss) per share for the period from January 28, 2021 (inception) through December 31, 2021. Accretion associated with the redeemable Class A common stock is excluded from earnings per share as the redemption value approximates fair value.
Recent Accounting Pronouncements
In June 2022, the FASB issued ASU 2022-03, ASC Subtopic 820 “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions”. The ASU amends ASC 820 to clarify that a contractual sales restriction is not considered in measuring an equity security at fair value and to introduce new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value. The ASU applies to both holders and issuers of equity and equity-linked securities measured at fair value. The amendments in this ASU are effective for the Company in fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. The Company is still evaluating the impact of this pronouncement on the financial statements.
Management does not believe that any other recently issued, but not yet effective, accounting standards updates, if currently adopted, would have a material effect on our financial statements.
Off-Balance Sheet Arrangements
As of December 31, 2022, we did not have any off-balance sheet arrangements as defined in Item 303(b)(1)(ii)(B) of Regulation S-K.
JOBS Act
The Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) contains provisions that, among other things, relax certain reporting requirements for qualifying public companies. We qualify as an “emerging growth company” and under the JOBS Act are allowed to comply with new or revised accounting pronouncements based on the effective date for private (not publicly traded) companies. We are electing to delay the adoption of new or revised accounting standards, and as a result, we may not comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. As a result, the financial statements may not be comparable to companies that comply with new or revised accounting pronouncements as of public company effective dates.
Additionally, we are in the process of evaluating the benefits of relying on the other reduced reporting requirements provided by the JOBS Act. Subject to certain conditions set forth in the JOBS Act, if, as an “emerging growth company,” we choose to rely on such exemptions we will not be required to, among other things, (i) provide an auditor’s attestation report on our system of internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, (ii) provide all of the compensation disclosure that may be required of non-emerging growth public companies under the Dodd-Frank Wall Street Reform and Consumer Protection Act, (iii) comply with any requirement that may be adopted by the PCAOB regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements and (iv) disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of the executive compensation to median employee compensation. These exemptions will apply for a period of five years following the completion of our initial public offering or until we are no longer an “emerging growth company,” whichever is earlier.